Dividends on ordinary shares	12 Months Ended
Dec. 31, 2020
11. Dividends on ordinary shares
Dividends on ordinary shares

11 Dividends on ordinary shares

In response to a request from the PRA, and to preserve additional capital for use in serving Barclays customers and clients through the extraordinary challenges presented by the COVID-19 pandemic, the Board agreed to cancel the 6.0p per ordinary share full year 2019 dividend.

The Directors have approved a total dividend in respect of 2020 of 1.0p per ordinary share of 25p each. The full year dividend for 2020 of 1.0p per ordinary share will be paid on 1 April 2021 to shareholders on the Share Register on 26 February 2021. On 31 December 2020, there were 17,359m ordinary shares in issue. The financial statements for the year ended 31 December 2020 do not reflect this dividend, which will be accounted for in shareholders’ equity as an appropriation of retained profits in the year ending 31 December 2021. Dividends are funded out of distributable reserves.

The Directors have confirmed their intention to initiate a share buyback of up to £700m after the balance sheet date. The share buyback is expected to commence in the first quarter of 2021. The financial statements for the year ended 31 December 2020 do not reflect the impact of the proposed share buyback, which will be accounted for as and when shares are repurchased by the Company.